Exhibit 99.1

Five9 Reports Third Quarter 2015 Results
Revenue Up 25% Year-Over-Year to a Record $32.3 Million
Enterprise LTM Subscription Revenue Up 35% Year-Over-Year
Adjusted EBITDA Loss Narrows to 3% of Revenue
Raises 2015 Guidance
SAN RAMON, CALIF. - November 3, 2015 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud software for the enterprise contact center market, today reported results for the third quarter ended September 30, 2015.
Third Quarter Highlights

•	Revenue increased 25% year-over-year to $32.3 million

•	Enterprise LTM subscription revenue increased 35% year-over-year

•	GAAP and Adjusted gross margins improved by over 600 basis points year-over-year

•	Adjusted EBITDA margin improved by nearly 1,600 basis points year-over-year
“We delivered outstanding third quarter results that once again exceeded our expectations across all metrics. This is the fifth consecutive quarter of broad based outperformance and highlights the strong progression of our business. Our record revenue and bookings were primarily driven by continued success in our high growth Enterprise business. Our strong momentum in the enterprise market is being driven by key differentiators including our comprehensive end-to-end solution, our trusted platform which is delivering 99.993% uptime, our deep CRM integrations and ecosystem partnerships and best in class implementation and support execution. As validation of our leading position in the enterprise market, Five9 was recently named a leader in the Gartner Magic Quadrant for Contact Center as a Service, North America, and positioned highest for ability to execute. We believe this is a core attribute that Enterprise accounts are looking for. In conjunction with our topline growth of 25%, we significantly improved our EBITDA margin by nearly 1,600 basis points from a year ago.”
- Mike Burkland, President and CEO, Five9
Third Quarter 2015 Financial Results

•	Total revenue for the third quarter of 2015 increased 25% to $32.3 million compared to $25.9 million for the third quarter of 2014.

•	Annual dollar-based retention rate for the period ended September 30, 2015 was 95%.

•	GAAP gross margin was 54.1% in the third quarter of 2015 compared to 47.8% for the same period in 2014.

•	Adjusted gross margin was 59.4% for the third quarter of 2015 compared to 53.3% for the same period in 2014.

•	Adjusted EBITDA for the third quarter of 2015 was a loss of $(1.1) million, or 3.4% of revenue, compared to a loss of $(5.0) million, or 19.2% of revenue, for the third quarter of 2014.

•	GAAP net loss for the third quarter of 2015 was $(6.0) million, or $(0.12) per share, compared to a GAAP net loss of $(11.4) million, or $(0.24) per share, for the third quarter of 2014.

•	Non-GAAP net loss for the third quarter of 2015 was $(3.9) million, or $(0.08) per share, compared to a non-GAAP net loss of $(7.3) million, or $(0.15) per share, for the third quarter of 2014.
A reconciliation of the non-GAAP financial measures to their related GAAP financial measures is set forth in the tables attached to this release.
Business Outlook

•	For the fourth quarter of 2015, Five9 expects to report:

•	Revenue in the range of $32.5 to $33.5 million

•	GAAP net loss in the range of $(6.0) to $(7.0) million, or a loss of $(0.12) to $(0.14) per share

•	Non-GAAP net loss in the range of $(3.8) to $(4.8) million, or a loss of $(0.07) to $(0.09) per share

•	For the full year 2015, Five9 expects to report:

•	Revenue in the range of $125.3 to $126.3 million, up from the guidance range of $122.5 to $124.5 million that was previously provided on August 3, 2015

•
GAAP net loss in the range of $(28.3) to $(29.3) million, or a loss of $(0.56) to $(0.58) per share, improved from a guidance range of $(31.1) to $(33.1) million, or a loss of $(0.62) to $(0.66) per share, that was previously provided on August 3, 2015

•
Non-GAAP net loss in the range of $(18.7) to $(19.7) million, or $(0.37) to $(0.39) per share, improved from the guidance range of $(21.5) to $(23.5) million or $(0.43) to $(0.47) per share, that was previously provided on August 3, 2015

Conference Call Details
Five9 will discuss its third quarter 2015 results today, November 3, 2015, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 695528), please dial: 877-780-3379 or 719-457-2644. An audio replay of the call will be available through November 17, 2015 by dialing 888-203-1112 or 719-457-0820 and entering access code 695528. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The company’s management uses these measures to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, and the fourth quarter 2015 and full year 2015 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients or could experience a reduction in seats or revenues from existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) the markets in which we participate are highly competitive and we may be unable to compete effectively; (v) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vi) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (vii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (viii) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (ix) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (x) we may be unable to achieve or sustain profitability; (xi) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.
About Five9
Five9 is a leading provider of cloud software for the contact center market, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with reliable, secure, compliant, and scalable cloud contact center software designed to create exceptional customer experiences, increase agent productivity and deliver tangible business results. For more information visit www.five9.com.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$59,501	$58,289
Short-term investments	—	20,000
Accounts receivable, net	9,309	8,335
Prepaid expenses and other current assets	2,917	1,960
Total current assets	71,727	88,584
Property and equipment, net	12,376	12,571
Intangible assets, net	2,169	2,553
Goodwill	11,798	11,798
Other assets	800	1,428
Total assets	$98,870	$116,934

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,865	$4,179
Accrued and other current liabilities	8,053	7,318
Accrued federal fees	5,595	7,215
Sales tax liability	1,036	297
Notes payable	6,045	3,146
Capital leases	4,313	4,849
Deferred revenue	5,562	5,346
Total current liabilities	33,469	32,350
Revolving line of credit	12,500	12,500
Sales tax liability — less current portion	1,949	2,582
Notes payable — less current portion	19,232	22,778
Capital leases — less current portion	4,538	4,423
Other long-term liabilities	640	548
Total liabilities	72,328	75,181
Stockholders’ equity:
Common stock	51	49
Additional paid-in capital	177,393	170,286
Accumulated deficit	(150,902)	(128,582)
Total stockholders’ equity	26,542	41,753
Total liabilities and stockholders’ equity	$98,870	$116,934

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenue	$32,287	$25,869	$92,835	$74,828
Cost of revenue	14,812	13,504	43,860	40,121
Gross profit	17,475	12,365	48,975	34,707
Operating expenses:
Research and development	5,473	5,503	17,079	16,282
Sales and marketing	10,797	9,296	31,322	27,992
General and administrative	6,087	7,967	19,389	17,653
Total operating expenses	22,357	22,766	67,790	61,927
Loss from operations	(4,882)	(10,401)	(18,815)	(27,220)
Other income (expense), net:
Interest expense	(1,235)	(1,116)	(3,529)	(2,986)
Interest income and other	119	95	72	99
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	1,745
Total other income (expense), net	(1,116)	(1,021)	(3,457)	(1,142)
Loss before provision for income taxes	(5,998)	(11,422)	(22,272)	(28,362)
Provision for income taxes	50	13	48	52
Net loss	$(6,048)	$(11,435)	$(22,320)	$(28,414)
Net loss per share:
Basic and diluted	$(0.12)	$(0.24)	$(0.45)	$(0.84)
Shares used in computing net loss per share:
Basic and diluted	50,369	48,310	49,931	33,762

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 30, 2015	September 30, 2014
Cash flows from operating activities:
Net loss	$(22,320)	$(28,414)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,525	4,858
Provision for doubtful accounts	157	43
Stock-based compensation	6,010	4,796
Loss on the disposal of property and equipment	10	1
Non-cash interest expense	260	210
Changes in fair value of convertible preferred and common stock warrant liabilities	—	(1,745)
Others	40	(5)
Changes in operating assets and liabilities:
Accounts receivable	(1,149)	(744)
Prepaid expenses and other current assets	(957)	(981)
Other assets	(178)	(39)
Accounts payable	(1,329)	(1,018)
Accrued and other current liabilities	788	2,558
Accrued federal fees and sales tax liability	161	(787)
Deferred revenue	192	666
Other liabilities	(83)	(158)
Net cash used in operating activities	(12,873)	(20,759)
Cash flows from investing activities:
Purchases of property and equipment	(689)	(478)
Decrease (increase) in restricted cash	806	(25)
Purchase of short-term investments	(20,000)	(29,993)
Proceeds from maturity of short-term investments	40,000	—
Net cash provided by (used in) investing activities	20,117	(30,496)
Cash flows from financing activities:
Net proceeds from initial public offering, net of payments for offering costs	—	71,459
Proceeds from exercise of common stock options and warrants	419	767
Proceeds from sale of common stock under ESPP	680	—
Proceeds from notes payable	—	19,561
Repayments of notes payable	(2,622)	(783)
Payments of capital leases	(4,509)	(4,008)
Net cash provided by (used in) financing activities	(6,032)	86,996
Net increase in cash and cash equivalents	1,212	35,741
Cash and cash equivalents:
Beginning of period	58,289	17,748
End of period	$59,501	$53,489

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(Unaudited, in thousands, except percentages)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

GAAP gross profit	$17,475	$12,365	$48,975	$34,707
GAAP gross margin	54.1%	47.8%	52.8%	46.4%
Non-GAAP adjustments:
Depreciation	1,382	1,184	4,203	3,583
Intangibles amortization	88	88	264	264
Stock-based compensation	233	158	639	366
Adjusted gross profit	$19,178	$13,795	$54,081	$38,920
Adjusted gross margin	59.4%	53.3%	58.3%	52.0%

Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

GAAP net loss	$(6,048)	$(11,435)	$(22,320)	$(28,414)
Non-GAAP adjustments:
Depreciation and amortization	1,840	1,567	5,525	4,858
Stock-based compensation	1,945	1,877	6,010	4,796
Interest expense	1,235	1,116	3,529	2,986
Interest income and other	(119)	(95)	(72)	(99)
Provision for income taxes	50	13	48	52
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	(1,745)
Reversal of contingent sales tax liability (G&A)	—	—	—	(2,766)
Accrued FCC charge (G&A)	—	2,000	—	2,000
Out of period adjustment for sales tax liability (G&A)	—	—	765	—
Adjusted EBITDA	$(1,097)	$(4,957)	$(6,515)	$(18,332)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

GAAP net loss	$(6,048)	$(11,435)	$(22,320)	$(28,414)
Non-GAAP adjustments:
Stock-based compensation	1,945	1,877	6,010	4,796
Intangibles amortization	128	128	384	384
Non-cash interest expense	89	81	260	210
Change in fair value of convertible preferred and common stock warrant liabilities	—	—	—	(1,745)
Reversal of contingent sales tax liability (G&A)	—	—	—	(2,766)
Accrued FCC charge (G&A)	—	2,000	—	2,000
Out of period adjustment for sales tax liability (G&A)	—	—	765	—
Non-GAAP net loss	$(3,886)	$(7,349)	$(14,901)	$(25,535)
Non-GAAP net loss per share:
Basic and diluted	$(0.08)	$(0.15)	$(0.30)	$(0.76)
Shares used in computing non-GAAP net loss per share:
Basic and diluted	50,369	48,310	49,931	33,762

Summary of Stock-Based Compensation, Depreciation and Intangibles Amortization
(Unaudited, in thousands)

	Three Months Ended
	September 30, 2015			September 30, 2014
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$233	$1,382	$88	$158	$1,184	$88
Research and development	475	126	—	583	58	—
Sales and marketing	448	23	29	361	21	29
General and administrative	789	181	11	775	176	11
Total	$1,945	$1,712	$128	$1,877	$1,439	$128

	Nine Months Ended
	September 30, 2015			September 30, 2014
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$639	$4,203	$264	$366	$3,583	$264
Research and development	1,389	315	—	1,404	154	—
Sales and marketing	1,430	67	85	1,055	61	85
General and administrative	2,552	556	35	1,971	676	35
Total	$6,010	$5,141	$384	$4,796	$4,474	$384

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	December 31, 2015		December 31, 2015
	Low	High	Low	High

GAAP net loss	$(5,975)	$(6,975)	$(28,295)	$(29,295)
Non-GAAP adjustments:
Stock-based compensation	1,954	1,954	7,964	7,964
Intangibles amortization	128	128	512	512
Non-cash interest expense	93	93	353	353
Out of period adjustment for sales tax liability (G&A)	—	—	765	765
Non-GAAP net loss	$(3,800)	$(4,800)	$(18,701)	$(19,701)

GAAP net loss per share, basic and diluted	$(0.12)	$(0.14)	$(0.56)	$(0.58)
Non-GAAP net loss per share, basic and diluted	$(0.07)	$(0.09)	$(0.37)	$(0.39)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	50,700	50,700	50,100	50,100

Investor Relations Contact:

Barry Zwarenstein
Chief Financial Officer
Five9, Inc.
925-201-2000 ext. 5959
IR@five9.com

Lisa Laukkanen
The Blueshirt Group for Five9, Inc.
415-217-4967
Lisa@blueshirtgroup.com

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